                                                                   EXHIBIT 10.15

                             EMPLOYMENT AGREEMENT


            This EMPLOYMENT AGREEMENT is made as of February ___, 1998, by and between Waste Connections, Inc., a Delaware corporation (the "Company"), and Eugene Dupreau (the "Employee"), with reference to the following facts:

            The Company desires to employ the Employee and the Employee desires to be employed by the Company as one of the Vice Presidents of the Company's Madera, California division.

            In consideration of the foregoing recitals and the mutual covenants herein, the parties agree as follows:

      1. Employment; Acceptance. The Company hereby employs the Employee and the Employee hereby accepts employment by the Company on the terms and conditions hereinafter set forth.

      2. Duties and Powers. The Employee is hereby employed as a Vice President of the Company's Madera, California division and shall devote his full attention, energies and abilities in that capacity to the proper oversight and operation of the Company's business, to the exclusion of any other occupation.

      3. Term. The employment of the Employee by the Company pursuant to this Agreement shall commence on the date hereof and shall continue until the third anniversary hereof or until terminated prior to such anniversary when and as provided in Section 5. This Agreement shall be renewable for successive one-year terms at the sole discretion of the Company.

      4.  Compensation.

            4.1 Base Salary. The Company hereby agrees to pay to the Employee an annual base salary of $45,000 ("Base Salary"). Such Base Salary shall be payable in accordance with the Company's normal payroll practices, and such Base Salary is subject to withholding and social security, unemployment and other taxes. Increases in Base Salary shall be considered by the Compensation Committee of the Company's Board of Directors on an annual basis.

            4.2 Bonus Compensation. Employee shall be eligible for an annual bonus ("Bonus Compensation") of up to thirty-five percent (35%) of Employee's Base Salary payable pursuant to Section 4.1. The actual amount of any such bonus will be determined by the board in its sole and absolute discretion, and shall be paid at such time or times as shall be determined by the Board. Bonus Compensation shall generally be paid on or before March 1, of the fiscal year following the fiscal year in which such Bonus Compensation was earned.

      5.  Termination.

            5.1 For Cause. The Company may terminate this Agreement and the Employee's employment for cause, effective immediately on the day it sends notice of such termination to the Employee. "Cause" for this purpose shall be defined as insobriety; conviction of a misdemeanor involving moral turpitude or a felony; illegal business practices in connection with the Company's business; misappropriation of the Company's assets; excessive absence of the Employee from his employment during usual working hours for reasons other than vacation, disability or sickness; or any material breach by the Employee of any term or provision of this Agreement. On such termination for cause, the Employee shall be entitled only to his Base Salary hereunder to the date of such termination, and shall not be entitled to any other compensation, including, without limitation, any severance compensation or Bonus Compensation. Any stock options granted to the Employee by the Company that have not vested shall terminate on the day that the Company sends the notice of termination of employment to the Employee.

            5.2 Without Cause. The Company may terminate this Agreement and the Employee's employment without cause, for any reason or no reason at all, effective immediately on the day it sends notice of such termination to the Employee. On such termination, Employee shall be entitled only to the greater of his compensation hereunder for the remainder of the term of this Agreement or one year's Base Salary. Any stock options granted to the Employee by the Company shall vest on the day that the Company sends the notice of termination of employment to the Employee. The Employee shall not be entitled to any other compensation, including, without limitation, any severance compensation or Bonus Compensation.

            5.3 By the Employee. The Employee may terminate this Agreement and his employment, effective not earlier than the fifteenth day after the Company receives his notice of such termination. On such termination by the Employee, Employee shall be entitled only to his Base Salary hereunder to the date of such termination, and shall not be entitled to any other compensation, including, without limitation, any severance compensation or Bonus Compensation. Any stock options granted to the Employee by the Company shall terminate upon the Company's receipt of notice of the Employee's intent to terminate this Agreement.

            5.4 Disability. If, in the reasonable judgment of the Company, the Employee becomes unable to perform competently and efficiently his duties hereunder because of any physical, mental or legal disability (including sickness or an injunction or similar order or decree of a court of competent jurisdiction preventing or severely impairing the performance of his duties hereunder) that lasts for six (6) consecutive months (the "Disability Period"), he shall be entitled to the greater of his compensation hereunder for the remainder of the term of this Agreement or one year's Base Salary. Any stock options granted to the Employee by the Company shall vest on the last day of the Disability Period. The Employee shall not be entitled to any other compensation, including, without limitation, any severance compensation or Bonus Compensation.

            5.5 Death. In the event of the death of the Employee, the Employee's heirs, legatees, devisees, executors or legal representatives shall be entitled to the greater of the Employee's compensation hereunder for the remainder of the term of this Agreement or one year's Base Salary. Any stock options granted to the Employee by the Company shall vest on the day of the Employee's death. The Employee's heirs, legatees, devisees, executors, administrators and legal representatives shall not be entitled to any other compensation, including, without limitation, any severance compensation or Bonus Compensation.

            5.6 Merger; Sale of Assets. This Agreement shall not be terminated by any voluntary or involuntary dissolution, reorganization, merger, consolidation or transfer of assets of the Company, or by any other act or event of or suffered by the Company, if a surviving or resulting corporation or other entity or person continues (or resumes after a period of not more than sixty days) the business of the Company. In any such event, if the business of the Company is so continued or so resumed, this Agreement shall be binding on and shall inure to the benefit of the corporation or other entity or person surviving or resulting or to which such assets shall have been transferred and the Employee shall be an employee of that part or division of such corporation or other entity or person that shall have been the Company immediately prior to such transaction. If, in any such event, the business of the Company is not so continued or so resumed, such event shall be deemed to constitute termination without cause by the Company as provided in Section 5.2.

      6.  Trade Secrets, Patents, Competition, Etc.

            6.1 Trade Secrets. The Employee acknowledges that as an employee of the Company he has had and will have access to and has and will become acquainted with various trade secrets and other proprietary and confidential information of the Company (the "Trade Secrets"), which may consist of, among other things, designs, equipment, devices, patterns, electronically recordable data or concepts, computer programs and software, software enhancements, modifications and improvements, secret inventions, processes, compilations of information, books, papers, records and specifications, names, buying habits and practices of customers or potential customers of the Company, marketing methods, operating practices and related data, names of vendors and suppliers names, names of acquisition targets, costs of materials, prices the Company obtains or has obtained or at which it sells or has sold its services, sales costs, lists or other written records used in the Company's business, compensation paid to Company employees and consultants and other terms of employment, all of which are owned by the Company and are regularly used or contemplated to be used in the business of the Company.

                  The Employee represents, warrants and agrees that he will not at any time, whether during or subsequent to the term of his employment by the Company, without the specific written consent of the Company in the particular case, directly or indirectly use, disclose or communicate to any person or entity any Trade Secrets, for any purpose, except such as have been publicly disclosed through no act or omission of the Employee. The Employee further acknowledges and agrees that this Section 6 prohibits and precludes any use of Trade Secrets by him or by any person obtaining any Trade Secrets directly or indirectly from him in competition with the Company.

                  The Employee further agrees that all written materials, including without limitation files, records, documents, drawings and specifications, and all equipment and devices and all other items relating to the business of the Company, whether prepared by or with the assistance of the Employee or otherwise coming into his possession, control or knowledge, are and shall remain the exclusive property of the Company and shall not be removed from the premises of the Company under any circumstances. On termination of his employment with the Company for any reason, the Employee agrees to deliver promptly to the Company all of the foregoing which are or have been in his possession or under his control.

            6.2 Inventions, Designs and Patents. The Employee further represents, warrants and agrees that he will fully inform and disclose to the Company all inventions, designs, improvements and discoveries ("Inventions") of which he obtains knowledge or information during his employment by the Company and which relate to the existing or contemplated business of the Company or to any experimental or developmental work carried on or contemplated by the Company, whether or not conceived by the Employee alone or with others and whether or not conceived during regular working hours. All Inventions are and shall remain the exclusive property of the Company. The Employee agrees to assist the Company to obtain any and all patents, trademarks, service marks and copyrights relating to Inventions and to execute all documents and do all things necessary to obtain letters patent and trademark, service mark and copyright registrations, to vest the Company with full and exclusive title to each Invention, and to protect the Inventions against infringement by others, all as and to the extent the Company may request.

                  Notwithstanding the foregoing provisions of this Section 6.2, this Section 6.2 shall not apply to an Invention developed entirely on the Employee's own time without using the Company's equipment, supplies, facilities, or trade secret information except for those Inventions that either (a) relate at the time of conception or reduction to practice of the Invention to the Company's business or demonstrably anticipated research or development of the Company, or (b) result from any work performed by the Employee for the Company. The Employee acknowledges that this paragraph constitutes the notification contemplated by California Labor Code section 2872.

            6.3 Competition and Solicitation. The Employee acknowledges and agrees that he will not at any time during his employment by the Company directly or indirectly own an interest in, join, operate, control or participate in, or be connected as an officer, employee, agent, independent contractor, consultant, partner, shareholder or principal with, any corporation, partnership, proprietorship, association, or other entity or person engaged in developing, producing, designing, providing, soliciting orders for, selling, distributing or marketing products or services that directly or indirectly compete with the Company's products, services or business.

                  The Employee further agrees that he will not at any time during his employment by the Company and if the Employee's employment is terminated for cause pursuant to Section 5.1, or if Employee voluntarily terminates employment pursuant to Section 5.3, for a period of five years following such termination of his employment, directly or indirectly, and whether or not for compensation, interfere with the business of the Company in any manner, including, without limitation, (a) by diverting or attempting to divert from the Company any business in which the Company is engaged or contemplates engaging, (b) assisting in bidding or negotiating any franchise or agreement with governmental entities to provide solid waste, collection, landfill or recycling services in California, or (c) by inducing any employee of the Company to leave the Company's employ or any consultant or other independent contractor for the Company to change or terminate any relationship between that person and the Company. This paragraph shall not apply if this Agreement is not renewed at the end of its term or if Employee's employment is terminated without cause pursuant to Section 5.2. Nothing in this paragraph shall be deemed to modify the Stock Purchase Agreement dated as of February 4, 1998 among the Company, Madera Disposal Systems, Inc. ("Madera") and the shareholders of Madera (including Employee), including without limitation Section 11 of that Agreement.

            6.4 No Derogation. The Employee will not in any way or to any person or entity or governmental or regulatory body or agency, denigrate or derogate the Company or any of its affiliates or any of its subsidiaries, or any officer, director or employee, or any product or service or procedure of any such company whether or not such denigrating or derogatory statements shall be true and are based on acts or omissions which are learned by the Employee from and after the date hereof or on acts or omissions which occur from and after the date hereof, or otherwise. A statement shall be deemed denigrating or derogatory to any person or entity if it may reasonably adversely affect the regard or esteem in which such person or entity is held by investors, lenders, or licensing, rating, or regulatory entities. Without limiting the generality of the foregoing, the Employee will not directly or indirectly in any way in respect of any such company or any such directors or officers, communicate with, or take any action which is adverse to the position of any such company with any person, entity or governmental or regulatory body or agency who or which has dealings or prospective dealings with any such company or jurisdiction or prospective jurisdiction over any such company. This section does not apply to the extent that testimony is required by legal process, provided that the Company has received not less than five days' prior written notice of such proposed testimony.

            6.5 Injunctive Relief. The Employee acknowledges and agrees that his failure to perform any of his covenants in this Section 6 would cause irreparable injury to the Company and cause damages to the Company which would be difficult or impossible to ascertain or quantify. Accordingly, without limiting any remedies that may be available with respect to any breach of this Agreement, the Employee consents to the entry of an injunction to restrain any breach of this Section 6.

            6.6 Infringement. The Employee represents and warrants that he does not possess and will not use, in connection with his employment by the Company, any trade secrets or other confidential or proprietary information or intellectual property in which any other person has any right, title or interest and that his employment by the Company as contemplated hereby will not infringe or violate the rights of any other corporation, partnership, firm, proprietorship, association or other person.

            6.7 Survival. The representations, warranties and agreements in this
Section 6 shall survive any cancellation, termination, rescission or expiration of this Agreement and any termination of the Employee's employment with the Company.

      7. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof. The Employee agrees that the provisions of this Agreement are reasonable and valid in geographic and temporal scope and in all other respects. If any court determines that any provision of this Agreement, or any part thereof, is invalid or unenforceable, the remainder of this Agreement shall not thereby be affected and shall be given full effect, without regard to the invalid portions. If any court determines that any provision of this Agreement, or any part thereof, is unenforceable because of duration or geographic scope, such court shall reduce the duration or scope of such provision to the extent necessary to render it enforceable and, in its reduced form, such provision shall then be enforced.

      8. Notices. Except as otherwise specifically provided herein, any notice, consent, demand or other communication to be given under or in connection with this Agreement shall be in writing and shall be deemed duly given when delivered personally, when transmitted by facsimile transmission, one day after being deposited with Federal Express or other nationally recognized overnight delivery service or three days after being mailed by first class mail, charges or postage prepaid, properly addressed, if to the Company, at its principal office, and, if to the Employee, at his address set forth following his signature below. Either party may change such address from time to time by notice to the other.

      9. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of California.

      10. Assignment. Except as otherwise specifically provided herein, neither party shall assign this Agreement or any rights hereunder without the consent of the other party, and any attempted or purported assignment without such consent shall be void; provided that the Employee's consent shall not be required hereby for any of the transactions to which Section 5.6 hereof refers. This Agreement shall otherwise bind and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, legatees, devisees, executors, administrators and legal representatives.

      11. Specific Enforcement. The Employee is obligated under this Agreement to render services of a special, unique, unusual, extraordinary and intellectual character, thereby giving this Agreement peculiar value so that the loss thereof cannot be reasonably or adequately compensated in damages in an action at law. Accordingly, in addition to other remedies provided by law, the Company shall have the right during the term of this Agreement to compel specific performance by the Employee.

      12. Entire Agreement. This Agreement contains the entire agreement of the parties and supersedes all prior or contemporaneous negotiations, correspondence, understandings and agreements between the parties, regarding the subject matter of this Agreement. This Agreement may not be amended or modified except in writing signed by both parties and supported by new consideration.

            IN WITNESS WHEREOF, this Agreement has been duly executed by or on behalf of the parties hereto as of the date first above written.


                                     WASTE CONNECTIONS, INC.


                                     By:
--------------------------------        ----------------------------------------
     Eugene Dupreau                        Ronald J. Mittelstaedt
                                           President and Chief Executive Officer
Address:

-----------------------------

-----------------------------